                                                                    EXHIBIT 10.2
                                                                [Execution copy]


                       SERIES C INCREMENTAL LOAN AGREEMENT

                  SERIES C INCREMENTAL LOAN AGREEMENT dated as of January 8, 2002 between LAMAR ADVERTISING COMPANY ("Holdings"), LAMAR MEDIA CORP. (the "Borrower"), the SUBSIDIARY GUARANTORS party hereto, the SERIES C LENDERS party hereto (including each Series C Lender, each as defined below, that becomes a party hereto pursuant to a Lender Addendum as defined below) and JPMORGAN CHASE BANK, as Administrative Agent.

                  The Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, are parties to a Credit Agreement dated as of August 13, 1999 (as heretofore amended the "Credit Agreement") providing for extensions of credit (by means of loans and letters of credit) in an aggregate principal amount up to but not exceeding $1,000,000,000 (which, in the circumstances contemplated by Section 2.01(d) thereof, may be increased to $1,750,000,000).

                  Section 2.01(d) of the Credit Agreement contemplates that at any time and from time to time, the Borrower may request that the Lenders (as defined therein) offer to enter into commitments to make Incremental Loans under and as defined in said Section 2.01(d), which Incremental Loans may be made in one or more separate "series" of term loans but which in the aggregate may not exceed $750,000,000. Series A-1 Loans in an aggregate amount of $20,000,000, Series A-2 Loans in an aggregate amount of $130,000,000 and Series B-1 Loans in an aggregate amount of $100,000,000 have been previously established. The Borrower has now requested that $200,000,000 of Incremental Loans under said
Section 2.01(d) be made available to it in a single series of term loans (the "Series C Loans"). The Series C Lenders (as defined below) are willing to make such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement and, accordingly, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                  DEFINED TERMS

                  Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:

                  "Lender Addendum" means, with respect to any Series C Lender, a Lender Addendum substantially in form of Annex 1 hereto, dated as of the date hereof and executed and delivered by such Series C Lender as provided in Section 2.05.

                  "Series C Commitment" means, with respect to each Series C Lender, the commitment of such Series C Lender to make Series C Loans hereunder. The amount of each Series C Lender's Series C Commitment is set forth in the Lender Addendum executed and delivered by such Series C Lender. The aggregate original amount of the Series C Commitments is $200,000,000.

                  "Series C Effective Date" means the date on which the conditions specified in Article IV are satisfied (or waived by the Required Series C Lenders).

                  "Series C Lender" means (a) on the date hereof, a Lender that has executed and delivered a Lender Addendum that sets forth a Series C Commitment for such Lender and (b) thereafter, the Lenders from time to time holding Series C Commitments or Series C Loans after giving effect to any assignments thereof pursuant to Section 10.04 of the Credit Agreement.

                  "Tranche C Maturity Date" means February 1, 2007.

                                   ARTICLE II

                                 SERIES C LOANS

                  Section 2.01. Commitments. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Series C Lender agrees to make Series C Loans to the Borrower on the Series C Effective Date in an aggregate principal amount equal to such Series C Lender's Series C Commitment. Proceeds of the Series C Loans shall be available for any use permitted under
Section 6.09 of the Credit Agreement.

                  Section 2.02. Termination of Commitments. Unless previously terminated, the Series C Commitments shall terminate on the close of business on the Series C Effective Date (which, for purposes of Sections 2.01(d) and 2.07(a) of the Credit Agreement, shall be the "commitment termination date" for the Series C Commitments).


                      Series C Incremental Loan Agreement

                  Section 2.03.  Repayment of Loans.

                  (a) Series C Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Series C Lenders the outstanding principal amount of the Series C Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date:

                         Principal Payment Date                         Principal Amount
                         ----------------------                         ----------------
                         March 31, 2003                                     $500,000
                         June 30, 2003                                      $500,000
                         September 30, 2003                                 $500,000
                         December 31, 2003                                  $500,000

                         March 31, 2004                                     $500,000
                         June 30, 2004                                      $500,000
                         September 30, 2004                                 $500,000
                         December 31, 2004                                  $500,000

                         March 31, 2005                                     $500,000
                         June 30, 2005                                      $500,000
                         September 30, 2005                                 $500,000
                         December 31, 2005                                  $500,000

                         March 31, 2006                                     $500,000
                         June 30, 2006                                      $500,000
                         September 30, 2006                                 $500,000
                         December 31, 2006                                  $500,000

                         February 1, 2007                               $192,000,000


To the extent not previously paid, all Series C Loans shall be due and payable on the Tranche C Maturity Date. Notwithstanding the foregoing, if on any date after June 1, 2006, the maturity date for the $255,000,000 9 5/8% Senior Subordinated Notes due December 1, 2006 falls within six months of the Series C Maturity Date, the maturity of the Series C Incremental Term Loans shall be accelerated to the Tranche B Maturity Date.

                  Section 2.04. Applicable Margin. The Applicable Margin for Series C Loans shall be 1.50% in the case of Adjusted Base Rate Loans and 2.50% in the case of Eurodollar Loans.


                      Series C Incremental Loan Agreement

                  Section 2.05. Delivery of Lender Addenda. Each Series C Lender shall become a party to this Agreement by delivering to each Agent a Lender Addendum duly executed by such Series C Lender, the Borrower and the Administrative Agent.

                  Section 2.06. Status of Agreement. The Series C Commitments of each Series C Lender constitute Incremental Loan Commitments, the Series C Lenders constitute Incremental Loan Lenders and the Series C Loans constitutes a single Series of Incremental Loans under Section 2.01(d) of the Credit Agreement.

                                   ARTICLE III

                   REPRESENTATION AND WARRANTIES; NO DEFAULTS

                  The Borrower and each Subsidiary Guarantor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its Subsidiaries that, after giving effect to the provisions hereof, (i) each of the representations and warranties set forth in Article IV of the Credit Agreement is true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default or Event of Default has occurred and is continuing.


                                   ARTICLE IV

                                   CONDITIONS

                  The obligations of the Series C Lenders to make Series C Loans are subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Required Series C Lenders):

                  (a) Counterparts of Agreement. The Administrative Agent (or Special Counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) Opinion of Counsel to Credit Parties. The Administrative Agent (or Special Counsel) shall have received a favorable written opinion (addressed to the Administrative Agent and the Series C Lenders and dated the Series C Effective Date) of Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P., counsel to the Credit Parties, substantially in the form of Annex 2, and covering such matters relating to the Credit

                      Series C Incremental Loan Agreement

         Parties or this Agreement as the Administrative Agent shall request (and each Credit Party hereby requests such counsel to deliver such opinion).

                  (c) Opinion of Special Counsel. The Administrative Agent shall have received a favorable written legal opinion (addressed to Administrative Agent, the Series C Lenders and dated the Series C Effective Date) of Special Counsel, substantially in the form of Annex 3 (and the Administrative Agent hereby requests such counsel to deliver such opinion).

                  (d) Corporate Matters. The Administrative Agent (or Special Counsel) shall have received such documents and certificates as either the Administrative Agent or Special Counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of the Borrowings hereunder and any other legal matters relating to the Credit Parties, the Credit Agreement or this Agreement, all in form and substance reasonably satisfactory to each Agent.

                  (e) Notes. The Administrative Agent (or Special Counsel) shall have received for each Series C Lender that shall have requested a promissory note at least one Business Day prior to the Series C Effective Date, a duly completed and executed promissory note for such Series C Lender.

                  (f) Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Series C Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

                  (g) Additional Conditions. The Administrative Agent (or Special Counsel) shall have received a certificate, dated the Series C Effective Date and signed by a Financial Officer confirming that (i) after giving effect to the Borrowing hereunder (under the assumption that such Borrowing had been consummated on the first day of the respective periods for which calculations are to be made under the covenants in Section 7.09 of the Credit Agreement), the Borrower would have been in compliance with the applicable provisions of Section 7.09 of the Credit Agreement and (ii) each of the applicable conditions precedent set forth in Section 5.03 of the Credit Agreement to the making of Series C Loans on the Series C Effective Date shall have been satisfied.


                                    ARTICLE V

                         GUARANTY AND PLEDGE BY HOLDINGS

                  By its signature hereto, Holdings confirms that the obligations of the Borrower under this Agreement and in respect of the Series C Loans are entitled to the benefits of the


                      Series C Incremental Loan Agreement
guarantee and pledge set forth in the Holdings Guaranty and Pledge Agreement and constitute Guaranteed Obligations and Secured Obligations (in each case, as defined therein).


                                   ARTICLE VI

                                  MISCELLANEOUS

                  SECTION 6.01. Expenses. The Obligors jointly and severally agree to pay, or reimburse the Administrative Agent, Series C Lenders for paying, (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of Special Counsel, in connection with the syndication of the Series C Loans provided for herein and the preparation of this Agreement.

                  SECTION 6.02. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 6.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                  SECTION 6.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.


                      Series C Incremental Loan Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              BORROWER AND HOLDINGS

LAMAR MEDIA CORP.                         LAMAR ADVERTISING COMPANY



By: /s/ Keith A. Istre                    By: /s/ Keith A. Istre
   ------------------------------------      -----------------------------------
   Title: Vice President - Finance and       Title: Vice President - Finance and
               Chief Financial Officer       Chief Financial Officer


                              SUBSIDIARY GUARANTORS

                                  LAMAR ADVERTISING OF COLORADO SPRINGS,
                                   INC.
                                  LAMAR TEXAS GENERAL PARTNER, INC.
                                  TLC PROPERTIES, INC.
                                  TLC PROPERTIES II, INC.
                                  LAMAR PENSACOLA TRANSIT, INC.
                                  LAMAR ADVERTISING OF YOUNGSTOWN, INC.
                                  NEBRASKA LOGOS, INC.
                                  OHIO LOGOS, INC.
                                  UTAH LOGOS, INC.
                                  SOUTH CAROLINA LOGOS, INC.
                                  MINNESOTA LOGOS, INC.
                                  MICHIGAN LOGOS, INC.
                                  FLORIDA LOGOS, INC.
                                  NEVADA LOGOS, INC.
                                  TENNESSEE LOGOS, INC.
                                  KANSAS LOGOS, INC.
                                  COLORADO LOGOS, INC.
                                  NEW MEXICO LOGOS, INC.
                                  CANADIAN TODS LIMITED
                                  LAMAR ADVERTISING OF MICHIGAN, INC.
                                  LAMAR ELECTRICAL, INC.
                                  AMERICAN SIGNS, INC.
                                  LAMAR OCI NORTH CORPORATION, successor to
                                   Lamar Aztec, Inc.
                                  LAMAR OCI SOUTH CORPORATION

                      Series C Incremental Loan Agreement

                                  LAMAR ADVERTISING OF KENTUCKY, INC.
                                  LAMAR FLORIDA, INC.
                                  LAMAR ADVERTISING OF IOWA, INC.
                                  LAMAR ADVAN, INC.
                                  LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
                                  LAMAR CENTRAL OUTDOOR, INC., formally known as
                                     Lamar Advertising of Texas, Inc. and
                                     successor to Dowling Company Incorporated,
                                     Lamar Martin Corporation, Lamar MW Sign
                                     Corporation, Lamar Nevada Sign Corporation,
                                     Lamar Outdoor Corporation, Lamar Whiteco
                                     Outdoor Corporation, Lamar Springfield,
                                     Inc., Lamar West, L.P., Lindsay Outdoor
                                     Advertising, Inc., Scenic Marketing &
                                     Consulting, Inc., McCloskey Outdoor
                                     Advertising, Inc. and Lamar G&H Outdoor
                                     Advertising, L.L.C.
                                  LAMAR ADVANTAGE HOLDING COMPANY, successor to
                                     Superior Outdoor Advertising, Inc., Custom
                                     Leasing & Reality, Inc., and Arkansas
                                     Outdoor Advertising Co., Inc.
                                  LAMAR OHIO OUTDOOR HOLDING CORP.
                                  LAMAR BENCHES, INC.
                                  LAMAR I-40 WEST, INC.
                                  LAMAR ADVERTISING OF OKLAHOMA, INC.
                                  LAMAR OKLAHOMA HOLDING
                                    COMPANY, INC.
                                  HARDIN DEVELOPMENT CORPORATION
                                  PARSONS DEVELOPMENT COMPANY
                                  REVOLUTION OUTDOOR ADVERTISING,
                                    INC.
                                  OUTDOOR MARKETING SYSTEMS, INC.
                                  LAMAR ADVERTISING SOUTHWEST, INC.
                                  LAMAR DOA TENNESSEE HOLDINGS, INC.
                                  LAMAR DOA TENNESSEE, INC.
                                  TRANS WEST OUTDOOR ADVERTISING, INC.


                                  By: /s/ Keith A. Istre
                                      ------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer

                      Series C Incremental Loan Agreement

                                  MISSOURI LOGOS, LLC, formally known as Lamar
                                   Missouri, LLC and successor to Missouri
                                   Logos, Inc.
                                  KENTUCKY LOGOS, LLC, formally known
                                   as Lamar Kentucky, LLC and successor to
                                   Kentucky Logos, Inc.
                                  OKLAHOMA LOGOS, L.L.C., successor to Oklahoma
                                   Logo Signs, Inc.
                                  MISSISSIPPI LOGOS, L.LC., successor to
                                   Mississippi Logos, Inc.
                                  DELAWARE LOGOS, L.L.C.
                                  NEW JERSEY LOGOS, L.L.C., successor to New
                                   Jersey Logos, Inc.
                                  GEORGIA LOGOS, L.L.C., formally known as
                                   Georgia Logos, Inc.
                                  VIRGINIA LOGOS, LLC, successor to Virginia
                                   Logos, Inc.
                                  MAINE LOGOS, L.L.C.

                                  By: Interstate Logos, L.L.C.
                                  Its: Managing Member
                                  By: Lamar Media Corp., Its: Managing Member

                                  By: /s/ Keith A. Istre
                                     -------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer



                                  INTERSTATE LOGOS, L.L.C., successor to
                                   Interstate Logos, Inc.
                                  THE LAMAR COMPANY, L.L.C., successor to Lamar
                                   Advertising of Alabama, Inc., Lamar
                                   Advertising of Ashland, Inc., Lamar
                                   Advertising of Greenville, Inc., Lamar
                                   Advertising of Jackson, Inc., Lamar
                                   Advertising of Joplin, Inc., Lamar
                                   Advertising of Mobile, Inc., Lamar
                                   Advertising of Missouri, Inc., Lamar
                                   Advertising of South Georgia, Inc., Lamar
                                   Advertising of South Mississippi, Inc., Lamar Robinson, Inc., South Dakota Advertising, Inc., The Lamar Corporation, Lamar Bellows Outdoor Advertising, Inc., Lamar Hardy Outdoor Advertising, Inc., Able Outdoor, Inc., Lamar KYO, Inc., Lamar Advertising of Macon, L.L.C.,


                      Series C Incremental Loan Agreement

                                   Outdoor West, Inc. of Tennessee and Outdoor
                                   West, Inc. of Georgia



                                  By: Lamar Media Corp.,
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      ------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer


                                  LAMAR ADVERTISING OF PENN, LLC, successor to
                                   Lamar Advertising of  Penn, Inc.
                                  LAMAR ADVERTISING OF LOUISIANA, L.L.C.
                                  LAMAR TENNESSEE, L.L.C., successor to Lamar
                                   Advertising of Roland, Inc.
                                  LAMAR AIR, L.L.C.
                                  LC BILLBOARD, L.L.C.

                                  By: The Lamar Company, L.L.C.
                                  Its: Managing Member
                                  By: Lamar Media Corp.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                      ------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer



                                  LAMAR TEXAS LIMITED PARTNERSHIP, successor to
                                   Lamar Advertising of Huntington-Bridgeport,
                                   Inc., Lamar Advertising of West Virginia,
                                   Inc., and Lamar Ember, Inc.


                      Series C Incremental Loan Agreement

                                  By: Lamar Texas General Partner, Inc.
                                  Its: General Partner

                                  By: /s/ Keith A. Istre
                                     -------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer



                                  TLC PROPERTIES, L.L.C.
                                  By: TLC Properties, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                     -------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer


                                  OUTDOOR PROMOTIONS WEST, LLC
                                  TRANSIT AMERICA LAS VEGAS, L.L.C.
                                  LAMAR TRANSIT ADVERTISING OF NEW
                                   ORLEANS, LLC, successor to Triumph Outdoor
                                   Louisiana, LLC
                                  TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                  By: Triumph Outdoor Holdings, LLC
                                  Its: Managing Member
                                  By: Lamar Central Outdoor, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                     -------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer



                                  LAMAR ADVANTAGE GP COMPANY, LLC
                                  LAMAR ADVANTAGE LP COMPANY, LLC, successor
                                   to Lamar Wright Poster Corp.


                      Series C Incremental Loan Agreement

                                  TRIUMPH OUTDOOR HOLDINGS, LLC

                                  By: Lamar Central Outdoor, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                     -------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer


                                  LAMAR ADVANTAGE OUTDOOR
                                  COMPANY, L.P.

                                  By: Lamar Advantage GP Company, LLC
                                  Its: General Partner
                                  By: Lamar Central Outdoor, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                     -------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer



                                  LAMAR T.T.R., L.L.C.

                                  By: Lamar Advertising of Youngstown, Inc.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                     -------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer


                      Series C Incremental Loan Agreement

                                  TEXAS LOGOS, L.P., formally known as Texas
                                   Logos, Inc.

                                  By: Oklahoma Logos, L.L.C.
                                  Its: General Partner
                                  By: Interstate Logos, L.L.C.
                                  Its: Managing Member
                                  By: Lamar Media Corp.
                                  Its: Managing Member

                                  By: /s/ Keith A. Istre
                                     -------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer


                                  OUTDOOR MARKETING SYSTEMS, L.L.C.

                                  By:  Outdoor Marketing Systems, Inc.
                                  Its: Managing member

                                  By: /s/ Keith A. Istre
                                     -------------------------------------------
                                          Keith A. Istre
                                          Vice President -Finance and
                                          Chief Financial Officer


                      Series C Incremental Loan Agreement

                                  ADMINISTRATIVE AGENT

                                      JPMORGAN CHASE BANK,
                                        as Administrative Agent



                                      By  /s/ Marian N. Schulman
                                        ----------------------------------------
                                        Title: Vice President


                      Series C Incremental Loan Agreement

                                                                         ANNEX 1

                            [Form Of Lender Addendum]

                                 LENDER ADDENDUM

                  Reference is made to the Series C Incremental Loan Agreement dated as of January 8, 2002 (the "Series C Agreement") between Lamar Advertising Company, Lamar Media Corp. (the "Borrower"), the Subsidiary Guarantors party thereto, the Series C Lenders named therein (the "Series C Lenders") and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent"), which Series C Agreement is being entered into pursuant to Section 2.01(d) of the Credit Agreement dated as of August 13, 1999 (as heretofore amended, the "Credit Agreement") among the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Series C Agreement and the Credit Agreement.

                  By its signature below, and subject to the acceptance hereof by the Borrower and the Administrative Agent as provided below, the undersigned hereby becomes a Series C Lender under the Series C Agreement, having the Series C Commitment, set forth below opposite its name.

                  This Lender Addendum shall be governed by, and construed in accordance with, the law of the State of New York.

                  This Lender Addendum may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.


                                 Lender Addendum

                  IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of ___________, 200[_].


Amount of Series C                    --------------------------------------
  Commitment:                               [Name of Series C Lender]

  $
   ---------------

                                      By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                 Lender Addendum

Accepted and agreed:

JPMORGAN CHASE BANK,
  As Administrative Agent


By:
   -------------------------------
   Name:
   Title:


LAMAR MEDIA CORP.


By:
   -------------------------------
   Name:
   Title:


                                 Lender Addendum

                                                                         ANNEX 2

                 [Form of Opinion of Counsel to Credit Parties]

                                                                          [Date]

To the Series C Lenders
  party to the Series C
  Loan Agreement referred to below and
  JPMorgan Chase Bank,
  as Administrative Agent

Ladies and Gentlemen:

         We have acted as counsel to LAMAR ADVERTISING COMPANY ("Holdings"), LAMAR MEDIA CORP. (herein the "Borrower") and the SUBSIDIARY GUARANTORS, in connection with the Series C Incremental Loan Agreement dated as of January 8, 2002 (the "Series C Agreement") between Lamar Advertising Company ("Holdings") Lamar Media Corp. (the "Borrower"), the Subsidiary Guarantors party thereto, the Series C Lenders party thereto (the "Series C Lenders") and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent"), which Series C Agreement is being entered into pursuant to Section 2.01(d) of the Credit Agreement dated as of August 13, 1999 (as heretofore amended the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Terms defined in the Series C Agreement and Credit Agreement are used herein as defined therein. This opinion is being delivered pursuant to clause (b) of Article IV of the Series C Agreement.

         In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

         (a)      the Series C Agreement;

         (b)      the Credit Agreement; and

         (c)      the Holdings Guaranty and Pledge Agreement.

The agreements, instruments and other documents referred to in the foregoing lettered clauses are collectively referred to as the "Credit Documents".

                  In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements of governmental officials and upon


                  Form of Opinion of Counsel to Credit Parties representations made in or pursuant to the Credit Documents and certificates of appropriate representatives of the Credit Parties.

         In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Credit Parties):

            (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

           (ii) all signatories to such documents have been duly authorized; and

          (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

                  Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

                  1. Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary of the Borrower is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the respective state indicated opposite its name in Schedule 4.14 to the Credit Agreement or pursuant to a Joinder Agreement as required by
         Section 6.10 of the Credit Agreement.

                  2. Each Credit Party has all requisite corporate or other power to execute and deliver, and to perform its obligations under, the Credit Documents to which it is a party. The Borrower has all requisite corporate power to borrow under the Credit Agreement and to incur liability in respect of Letters of Credit under the Credit Agreement.

                  3. The execution, delivery and performance by each Credit Party of each Credit Document to which it is a party, and the borrowings and the incurrence of liability in respect of Letters of Credit by the Borrower under the Credit Agreement, have been duly authorized by all necessary corporate or other action on the part of such Credit Party.

                  4. Each Credit Document has been duly executed and delivered by each Credit Party party thereto.

                  Form of Opinion of Counsel to Credit Parties

                  5. Under Louisiana conflict of laws principles, the stated choice of New York law to govern the Credit Documents will be honored by the courts of the State of Louisiana and the Credit Documents will be construed in accordance with, and will be treated as being governed by, the law of the State of New York. However, if the Credit Documents were stated to be governed by and construed in accordance with the law of the State of Louisiana, or if a Louisiana court were to apply the law of the State of Louisiana to the Credit Documents, each Credit Document would nevertheless constitute the legal, valid and binding obligation of each Credit Party party thereto, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                  6. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States of America or the State of Louisiana is required on the part of any Credit Party for the execution, delivery or performance by any Credit Party of any of the Credit Documents or for the borrowings by the Borrower under the Credit Agreement.

                  7. The execution, delivery and performance by each Credit Party of, and the consummation by each Credit Party of the transactions contemplated by, the Credit Documents to which such Credit Party is a party do not and will not (a) violate any provision of the charter or by-laws of any Credit Party, (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Credit Parties or any of their respective Subsidiaries of which we have knowledge (after due inquiry) or (d) based on an opinion of the General Counsel of the Borrower, result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which we have knowledge (after due inquiry) to which the Credit Parties or any of their respective Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or result in the creation or imposition of any Lien upon any property of any Credit Party pursuant to, the terms of any such agreement or instrument.

                  8. Except as set forth in Schedule 4.06 to the Credit Agreement, we have no knowledge (after due inquiry) of any legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting the Credit Parties or any of


                  Form of Opinion of Counsel to Credit Parties their respective Subsidiaries or any of their respective properties that, if adversely determined, could have a Material Adverse Effect.

                  The foregoing opinions are subject to the following comments and qualifications:

                  (A) The enforceability of Section 10.03 of the Credit Agreement may be limited by laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                  (B) Clause (iii) of the second sentence of Section 3.02 of the Credit Agreement may not be enforceable to the extent that the Guaranteed Obligations (as defined in the Credit Agreement) are materially modified.

                  (C) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                  (D) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of Louisiana) that limit the interest, fees or other charges such Lender may impose for the loan or use of money or other credit, (ii) the last sentence of Section 2.16(d) of the Credit Agreement, (iii) the first sentence of Section 10.09(b) of the Credit Agreement (and any similar provisions in any of the other Credit Documents), insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents and (iv)
         Section 3.06 or 3.09 of the Credit Agreement (and any similar provisions in any of the other Credit Documents).

                  (E) We express no opinion as to the applicability to the obligations of any Subsidiary Guarantor (or the enforceability of such obligations) of Section 548 of the Bankruptcy Code or any other provision of law relating to fraudulent conveyances, transfers or obligations or of the provisions of the law of the jurisdiction of incorporation of any Subsidiary Guarantor restricting dividends, loans or other distributions by a corporation for the benefit of its stockholders.

                  Partners or Associates of this Firm are members of the Bar of the State of Louisiana and we do not hold ourselves out as being conversant with the laws of any jurisdiction other than those of the United States of America and the State of Louisiana, and we express no opinion as to the laws of any jurisdiction other than those of the United States of America, the State of Louisiana and the General Corporation Law of the State of Delaware.

                  Form of Opinion of Counsel to Credit Parties

                  At the request of our clients, this opinion letter is, pursuant to clause (b) of Article IV of the Series C Agreement, provided to you by us in our capacity as counsel to the Credit Parties and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Series C Agreement without, in each instance, our prior written consent.

                                                Very truly yours,









                  Form of Opinion of Counsel to Credit Parties

                                                                         ANNEX 3

                      [Form of Opinion of Special Counsel]


                                                     [Date]




To the Series C Lenders
 and the Administrative Agent party
 to the Series C
 Loan Agreement and Credit Agreement
 referred to below

Ladies and Gentlemen:

                  We have acted as special New York counsel to JPMorgan Chase Bank ("Chase") in connection with the Series C Incremental Loan Agreement dated as of January 8, 2002 (the "Series C Agreement") between Lamar Advertising Company ("Holdings"), Lamar Media Corp. (the "Borrower"), the Subsidiary Guarantors party thereto, the Series C Lenders party thereto (the "Series C Lenders") and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent"), which Series C Agreement is being entered into pursuant to Section 2.01(d) of the Credit Agreement dated as of August 13, 1999 (as heretofore amended the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Terms defined in the Series C Agreement and Credit Agreement are used herein as defined therein. This opinion is being delivered pursuant to clause (c) of
Article IV of the Series C Agreement.

                  In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

                  (a)   the Series C Agreement;

                  (b)   the Credit Agreement; and

                  (c)   the Holdings Guaranty and Pledge Agreement.

The agreements, instruments and other documents referred to in the foregoing lettered clauses are collectively referred to as the "Credit Documents".

                  In our examination, we have assumed the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Credit Documents.


                       Form of Opinion of Special Counsel

                  In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

               (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions below as to the Credit Parties) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

              (ii) all signatories to such documents have been duly authorized;

             (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents; and

              (iv) the Series C Agreement has become effective in accordance with the provisions of Section 6.02 thereof.

                  Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that each of the Credit Documents constitutes the legal, valid and binding obligation of each Credit Party party thereto, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                  The foregoing opinions are subject to the following comments and qualifications:

                  (A) The enforceability of Section 10.03(b) of the Credit Agreement may be limited by laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                  (B) Clause (iii) of the second sentence of Section 3.02 of the Credit Agreement may not be enforceable to the extent that the Guaranteed Obligations (as defined in the Credit Agreement) are materially modified.

                  (C) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.


                       Form of Opinion of Special Counsel

                  (D) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New York) that limit the interest, fees or other charges such Lender may impose for the loan or use of money or other credit, (ii) the last sentence of Section 2.16(d) of the Credit Agreement, (iii) the first sentence of Section 10.09(b) of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents, (iv) the waiver of inconvenient forum set forth in Section 10.09(c) with respect to proceedings in the United States District Court for the Southern District of New York and (v) Section 3.06 or 3.09 of the Credit Agreement.

                  (E) We express no opinion as to the applicability to the obligations of any Subsidiary Guarantor (or the enforceability of such obligations) of Section 548 of the United States Bankruptcy Code,
         Article 10 of the New York Debtor and Creditor Law or any other provision of law relating to fraudulent conveyances, transfers or obligations or of the provisions of the law of the jurisdiction of incorporation of any Subsidiary Guarantor restricting dividends, loans or other distributions by a corporation for the benefit of its stockholders.

                  (F) We wish to point out that the obligations of Holdings under the Holdings Guaranty and Pledge Agreement, and the rights and remedies of the Administrative Agent under Sections 6.05 through 6.09 (inclusive) of the Holdings Guaranty and Pledge Agreement, may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Holdings Guaranty and Pledge Agreement, provided that such limitations do not, in our opinion (but subject to the other comments and qualifications set forth in this opinion letter), make the remedies and procedures that will be afforded to the Administrative Agent and the Secured Parties (as defined in the Holdings Guarantee and Pledge Agreement) inadequate for the practical realization of the substantive benefits purported to be provided to the Administrative Agent and such Secured Parities by the Holdings Guaranty and Pledge Agreement.

                  (G) We express no opinion as to the existence of, or the right, title or interest of Holdings in, to or under any of the Pledged Stock (as defined in the Holdings Guaranty and Pledge Agreement).

                  (H) We express no opinion as to the creation, perfection or priority of any security interest in any Collateral (as defined in the Holdings Guaranty and Pledge Agreement).


                       Form of Opinion of Special Counsel

                  The foregoing opinions are limited to matters involving the Federal laws of the United States and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction. At the request of our client, this opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other Person (other than your successors and assigns as Lenders and Persons that acquire participations in your extensions of credit under the Credit Agreement) without our prior written consent.

                                       Very truly yours,


RJW/WFC


                       Form of Opinion of Special Counsel